THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
Lincoln ChoicePlusSM Product Suite, Lincoln ChoicePlusSM II Product Suite,
Lincoln ChoicePlus AssuranceSM Product Suite,
Lincoln ChoicePlusSM Advisory, Lincoln ChoicePlusSM Design, Lincoln ChoicePlusSM Fusion,
Lincoln ChoicePlusSM Rollover, Lincoln ChoicePlusSM Signature, Lincoln ChoicePlusSM Select B-Share,
Lincoln InvestmentSolutionsSM Product Suite, Lincoln Core IncomeSM,
Lincoln Investor Advantage® Product Suite

Prospectus Supplement dated August 9, 2024 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2024

This supplement discusses changes to your summary prospectus. All other provisions in your prospectus remain unchanged. Please retain this supplement for future reference.
Purchase Payments - Beginning September 16, 2024, the following rules will apply to maximum Purchase Payments:
Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts) for the same Contractowner, joint owner, and/or Annuitant.
Distribution of the Contracts – As of May 6, 2024, Lincoln Financial Group and Osaic, Inc. entered into an agreement whereby Osaic acquired Lincoln Financial Advisors Corporation and Lincoln Financial Securities Corporation (collectively “LFN”). All references to LFN in your prospectus, including the paragraph titled “Compensation Paid to LFN”, may be disregarded.